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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         Form 8-K

                     CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 25, 1997


                  KENTUCKY FIRST BANCORP, INC.
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    (Exact name of registrant as specified in charter)


         Delaware                 1-13904           61-1281483
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(State or other jurisdiction    (Commission   (I.R.S. Employer
of incorporation)               File Number)  Identification No.)


306 North Main Street, Cynthiana, Kentucky          41031-1210
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(606) 234-1440
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ITEM 5.  OTHER EVENTS
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     On July 25, 1997, Kentucky First Bancorp, Inc. (the
"Registrant"), announced that it had received the approval of the Office of Thrift Supervision to repurchase an additional 5.0% of its outstanding shares of common stock, approximately 65,959 shares. The Registrant's press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
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     Exhibit 99.1  Press Release dated July 25, 1997
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                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           KENTUCKY FIRST BANCORP, INC.



                           BY: /s/ Betty J. Long
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                               Betty J. Long
                               President and Chief
                               Executive Officer

Date: July 25, 1997